Exhibit 99.1

Business and Financial Update October 30, 2008

2 Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws, regulations, and the cost of remediation and compliance, including actual and potential new federal and state requirements that could include carbon and more stringent mercury emission controls, a renewable portfolio standard and energy efficiency mandates; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing or potential for loss on cash equivalents and investments; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance and stability of insurance providers; the cost of protecting assets against, or damage due to, terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; amounts of uncollectible accounts receivable; binding arbitration, litigation and related appeals; and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2007 Form 10-K and 2008 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800- SEC-0330.

3 Overview 3rd Quarter 2008 Earnings Results Cash Flow and Capital Expenditures

4 Participants Dave Meador, Executive Vice President and CFO Peter Oleksiak, VP and Controller Nick Khouri, VP and Treasurer Lisa Muschong, Director of Investor Relations

5 Execute strong regulated growth plan DTE Energy: A Focused, Integrated Energy Strategy Execute value-focused non-utility plan Continue to pay an attractive dividend Realize projected utility earnings growth Long-term: 5 - 6% per year average Effectively incorporate renewable energy, environmental and infrastructure investments into rate base Manage constructive regulatory environment Focus on strong customer satisfaction Use cost savings to minimize rate increases Proven track record of non-utility value creation Disciplined approach focused on: Premium return on investment Long-term value creation $2.12 per share

6 Overview Comprehensive energy legislation passed in Michigan Maintaining our commitment to a strong balance sheet and solid liquidity Continued cost savings as we closely monitor impacts of the economy Solid Q3 2008 earnings results Maintaining 2008 operating EPS guidance of $2.80 - $3.20* We will provide 2009 earnings guidance following final resolution of Detroit Edison rate case and Board review * Reconciliation to GAAP reported earnings included in the appendix

7 Overview 3rd Quarter 2008 Earnings Results Cash Flow and Capital Expenditures

8 Q3 2008 Operating Earnings per Share* Detroit Edison $0.98 Unconventional Gas Production $0.02 Non-Utility $0.34 Gas Midstream $0.07 Corporate & Other ($0.18) MichCon** ($0.08) $1.06 Power and Industrial Projects $0.15 * Reconciliation to GAAP reported earnings included in the appendix ** Includes Citizens Gas Utility Energy Trading $0.10 Average Q3 2008 shares outstanding: 163 million Average Q3 2007 shares outstanding: 166 million

9 1st Qtr 136 136 182 190 192 209 182 172 45 8 2 17 2 29 10 172 Q3 2008 Operating Earnings Variance 3Q 2007 Operating Earnings Detroit Edison MichCon Power & Industrial Projects Unconventional Gas Production Gas Midstream Energy Trading Corporate & Other 3Q 2008 Operating Earnings $136 $9 $2 $17 $2 ($28) ($10) $173 $45 Utility results driven by O&M improvements Power & Industrial driven by increased coke margins and a Holding Company true-up related to synfuels Strong accounting earnings at Energy Trading in Q3 2007 Holding Company primarily driven by a Power & Industrial true- up related to synfuels DTE Energy Segment Operating Earnings Variance* Drivers * Reconciliation to GAAP reported earnings included in the appendix ($ millions)

10 1st Qtr 317 317 338 338 340 343 327 327 23 2 2 5 2 17 2 329 YTD Operating Earnings Variance YTD 2007 Operating Earnings Detroit Edison MichCon Power & Industrial Projects Unconventional Gas Production Gas Midstream Energy Trading Corporate & Other YTD 2008 Operating Earnings $317 ($2) ($1) $5 $2 ($17) $2 $329 $23 DTE Energy Segment Operating Earnings Variance* * Reconciliation to GAAP reported earnings included in the appendix ($ millions) Detroit Edison primarily driven by expiration of temporary rate reduction and non-recurring computer system startup costs in 2007 partially offset by lower sales volumes and higher uncollectible expense Increased coke margins at Power & Industrial Strong accounting earnings at Energy Trading in 2007 Drivers

11 1st Qtr 114 103 103 116 125 142 146 11 13 9 17 4 13 159 Detroit Edison Q3 Variance Analysis * Reconciliation to GAAP reported earnings included in the appendix 3Q 2007 Operating Earnings $17 ($11) $114 3Q 2008 Operating Earnings $4 Economy $13 ($ millions) Detroit Edison Operating Earnings Variance* Drivers Information System Costs O&M/Other $159 Lower temperature normal sales volumes Expiration of the temporary rate reduction in April 2008 Lower Choice volumes Milder weather offset by reduced storm costs Non-recurring computer system startup costs in 2007 Lower benefit expense Other O&M driven by cost reductions and timing of outages Rate Reduction Expiration $9 $13 Choice Benefits

12 1st Qtr 40.2 39.8 25.8 1st Qtr 14.4 14.1 12.7 Detroit Edison Sales Volumes Detroit Edison Service Area: Electric Sales Temperature Normalized (GWh thousands) 14.1 Q3 2007 Q3 2008 14.4 40.2 YTD 9/30/07 YTD 9/30/08 39.8 Temperature normalized sales volumes were down 2% Q3 2008 Sales are down 1% on a YTD basis

13 1st Qtr -17 -13 -22 -5 -4 -13 MichCon Q3 Variance Analysis ($22) $5 ($13) 3Q 2007 Operating Earnings 3Q 2008 Operating Earnings * Reconciliation to GAAP reported earnings included in the appendix Other O&M Seasonal third quarter loss is typical Non-recurring computer system startup costs in 2007 Other O&M primarily driven by lower benefit expense and lower net uncollectible expense $4 ($ millions) MichCon Operating Earnings Variance* Drivers Information System Costs

14 Non-Utility Q3 Variance Analysis * Reconciliation to GAAP reported earnings included in the appendix ($ millions) Non-Utility Operating Earnings Variance* Drivers Increased coke production coupled with higher margins on incremental volumes and a Holding Company true-up related to synfuels Energy Trading remains on track YTD Higher gas and oil prices partially offset by impact from sale of Core Barnett Increased storage revenues

15 2008 Earnings Guidance * Reconciliation to GAAP reported earnings included in the appendix 2008 Operating Earnings Guidance * Drivers ($ millions) 15 Guidance remains unchanged YTD 2008 results are on track Strong focus on cost reductions as we continue to monitor the economy YTD 09/30/2008 2008 Guidance

16 Overview 3rd Quarter 2008 Earnings Results Cash Flow and Capital Expenditures

Strong Balance Sheet and Available Liquidity Successfully accessed the bond market in October Expect to occasionally access credit markets to improve liquidity Drew on bank lines to provide cushion Staggered maturities of bank credit lines No remaining debt maturities this year; only $220M next year, which we expect to pay off We are building additional flexibility into financial plan to ensure we meet liquidity requirements in a wide range of scenarios As of 10/24/08 Available Liquidity ($ millions) 17

18 YTD 2008 Cash Flow Adjusted cash from operations includes refunds to synfuel partners in 2008 Proceeds from Antrim sale used for stock repurchases and debt reductions in 2007 Capital primarily driven by operational improvements at our utilities ($ billions) DTE Energy Cash Flow Drivers YTD 09/30/2007 YTD 09/30/2008 * Reconciliation to GAAP reported cash flow included in the appendix

19 YTD 2008 Capital Expenditures YTD 09/30/07 YTD 09/30/08 Detroit Edison capital spending totaled $651M YTD 2008, driven by environmental spending and normal operational improvements MichCon capital driven by timing of routine capital spend Power & Industrial capital driven by a coke battery investment ($ millions) DTE Energy Capital Expenditures Drivers

20 Execute strong regulated growth plan DTE Energy: A Focused, Integrated Energy Strategy Execute value-focused non-utility plan Continue to pay an attractive dividend Realize projected utility earnings growth Long-term: 5 - 6% per year average Effectively incorporate renewable energy, environmental and infrastructure investments into rate base Manage constructive regulatory environment Focus on strong customer satisfaction Use cost savings to minimize rate increases Proven track record of non-utility value creation Disciplined approach focused on: Premium return on investment Long-term value creation $2.12 per share

21 Contact Us DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

Total EITF 36 36 71 35 DTE Energy Trading Earnings Reconciliation ** Consists of the income statement effect of not recognizing changes in the fair market value of certain non derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis. DTE Energy Trading: YTD 2008 Operating Earnings reconciliation to Economic Net Income (as of 9/30/08) ($ millions) Economic Net Income EITF 02-3** Operating Earnings* $37 $31 $68 Economic net income equals economic gross margin*** minus O&M expenses and taxes DTE Energy management uses Economic Net Income as one of the performance measures for external communications with analysts and investors. Internally, DTE Energy uses Economic Net Income as one of the measures to review performance against financial targets and budget. * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non derivative contract costs 23

Detroit Edison Sales Volumes 24

25 2008 Cash Flow and Capital Guidance DTE Energy 2008 Cash Flow Guidance ($ billions) 2008 Capex Guidance ($ billions) * Reconciliation to GAAP reported cash flow included in the appendix

Net Production Rate (Mmcfe/day) Gross Producing Wells 155 Reserves (Bcfe) Probable Proven Acreage Position (000's Acres) Net Undeveloped Acres Net Developed Acres YE2007 192 144 336 Barnett Shale Operating Metrics (Excludes Sold or Held for Sale Properties) 111 180 YE2006 291 13 9/30/08 51 64 10 38 YE2007 48 9/30/08 YE2007 120 17 9/30/08 YE2007 10 26

27 Reconciliation of Q3 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

28 Reconciliation of Q3 2008 Reported to Operating Earnings per Share Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

29 Reconciliation of Q3 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

30 Reconciliation of YTD 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

31 Reconciliation of YTD 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

32 Reconciliation of 2008 and 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2008 guidance and 2009 early outlook for operating earnings. It is likely that certain items that impact the company's 2008 and 2009 reported results will be excluded from operating results. A reconciliation to the comparable 2008 and 2009 reported earnings/net income guidance/early outlook is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

33 Reconciliations of Cash From Operations to Adjusted Cash from Operations * accounted for in the investing activities section of the statement of cash flows Adjusted Cash From Operations Use of Adjusted Cash From Operations - DTE Energy management believes that adjusted cash from operations provide a more meaningful representation of the company's cash from ongoing operations and uses adjusted cash from operations as a primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses adjusted cash from operations to measure performance against budget and to report to the Board of Directors.